                                                                 Exhibit (g)(2)

                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT

     This Amendment is made as of the 19th day of March, 2003, to each Investment Management Agreement listed on Schedule A, (the "Agreement") between the Trusts/Corporations listed thereon, on behalf of the Funds listed thereon, and Deutschc Investment Management Americas Inc.

     The parties agree to amend the Agreement by inserting the following paragraph at the end of Section 4:

     You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that
     (i) the Trust/Corporation's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust/Corporation or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable to the Trust/Corporation for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.

                                        EACH TRUST/CORPORATION LISTED ON
                                        SCHEDULE A


                                        By: /s/ Richard T. Hale
                                            ------------------------------------
                                            Richard T. Hale
                                            President


                                        DEUTSCHE INVESTMENT MANAGEMENT
                                        AMERICAS INC.


                                        By: /s/ William G. Butterly
                                            ------------------------------------
                                            William G. Butterly, III
                                            General Counsel, Chief Legal
                                            Officer & Secretary

                                   SCHEDULE A
                                       TO
                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT

                                                                         DATE OF INVESTMENT
                                                                             MANAGEMENT
        TRUST/CORPORATION                          FUND                       AGREEMENT
        -----------------                          ----                  ------------------
Scudder Aggressive Growth Fund                                              April 5, 2002
Scudder Blue Chip Fund                                                      April 5, 2002
Scudder Dynamic Growth Fund                                                 April 5, 2002
Scudder Equity Trust               Scudder-Dreman Financial                 April 5, 2002
                                   SERVICES Fund
Scudder Growth Fund                Scudder Growth Fund                      April 5, 2002
Scudder New Europe Fund, Inc.      Scudder New Europe Fund                  April 5, 2002
Scudder Target Fund                Scudder Target 2010 Fund                 April 5, 2002
                                   Scudder Target 2011 Fund                 April 5, 2002
                                   Scudder Target 20 12 Fund                April 5, 2002
                                   Scudder Target 2013 Fund                 April 5, 2002
                                   Scudder Retirement Fund -                April 5, 2002
                                   Series V
                                   Scudder Retirement Fund -                April 5, 2002
                                   Series VI
                                   Scudder Retirement Fund -                April 5, 2002
                                   Series VII
                                   Scudder Worldwide 2004 Fund              April 5, 2002
Scudder Technology Fund                                                     April 5, 2002
Scudder Total Return Fund                                                   April 5, 2002

                                                                         DATE OF INVESTMENT
                                                                             MANAGEMENT
        TRUST/CORPORATION                          FUND                       AGREEMENT
        -----------------                          ----                  ------------------
Scudder Focus 'VALUE Plus Growth                                            April 5, 2002
Fund
Scudder Value Series, Inc.         Scudder Contrarian Fund                  April 5, 2002
                                   Scudder-Dreman High Return               April 5, 2002
                                   Equity Fund
                                   Scudder-Dreman Small Cap Value           April 5, 2002
                                   Fund
Scudder High Income Series         Scudder High Income Fund                 April 5, 2002
Scudder State Tax-Free Income      Scudder California Tax-Free              April 5, 2002
Series                             Income Fund
                                   Scudder New York Tax-Free Income         April 5, 2002
                                   Fund
                                   Scudder Florida Tax-Free Income          April 5, 2002
                                   Fund
Scudder Strategic Income Fund                                               April 5, 2002
Scudder U.S. Government                                                     April 5, 2002
Securities Fund
Scudder Variable Series II         Scudder Money Market Portfolio           April 5, 2002
                                   Scudder Total Return Portfolio           April 5, 2002
                                   Scudder High Income Portfolio            April 5, 2002
                                   Scudder Growth Portfolio                 April 5, 2002
                                   Scudder Government Securities            April 5, 2002
                                   Portfolio
                                   Scudder International Select             April 5, 2002
                                   Equity Portfolio

                                                                         DATE OF INVESTMENT
                                                                             MANAGEMENT
        TRUST/CORPORATION                          FUND                       AGREEMENT
        -----------------                          ----                  ------------------
                                   Scudder Small Cap Growth                 April 5, 2002
                                   Portfolio
                                   Scudder Investment Grade Bond            April 5, 2002
                                   Portfolio
                                   Scudder Contrarian Value                 April 5, 2002
                                   Portfolio
                                   SVS Dreman Small Cap Value               April 5, 2002
                                   Portfolio
                                   SVS FOCUS Value+Growth                   April 5, 2002
                                   Portfolio
                                   Scudder Blue Chip Portfolio              April 5, 2002
                                   Scudder Strategic Income                 April 5, 2002
                                   Portfolio
                                   SVS Dreman High Return Equity            April 5, 2002
                                   Portfolio
                                   SVS Dreman Financial Services            April 5, 2002
                                   Portfolio
                                   Scudder Global Blue Chip                 April 5, 2002
                                   Portfolio
                                   Scudder Aggressive Growth.               April 5, 2002
                                   Portfolio
                                   Scudder Technology Growth                April 5, 2002
                                   Portfolio
                                   SVS JANUS Growth Opportunities           April 5, 2002
                                   Portfolio
                                   SVS Janus Growth and Income              April 5, 2002
                                   Portfolio

                                                                         DATE OF INVESTMENT
                                                                             MANAGEMENT
        TRUST/CORPORATION                          FUND                       AGREEMENT
        -----------------                          ----                  ------------------
                                   SVS Eagle Focused Large Cap              April 5, 2002
                                   Growth Portfolio
                                   SVS Invesco Dynamic Growth               April 5, 2002
                                   Portfolio
                                   SVS Turner Mid Cap Growth                April 5, 2002
                                   Portfolio
                                   SVS Oak Strategic Equity                 April 5, 2002
                                   Portfolio
                                   SVS Davis Venture Value                  April 5, 2002
                                   Portfolio
                                   SVS MFS Strategic Value                   May 1, 2002
                                   Portfolio
Scudder High Income Trust                                                   April 5, 2002
Scudder Intermediate Government                                             April 5, 2002
Trust
Scudder Multi-Market Income                                                 April 5, 2002
Trust
Scudder Municipal Income Trust                                              April 5, 2002
Scudder Strategic Income Trust                                              April 5, 2002
Scudder STRATEGIC Municipal                                                 April 5, 2002
Income Trust
Cash Account Trust                 Money Market Portfolio                   April 5, 2002
                                   Government Securities Portfolio          April 5, 2002
                                   Tax-Exempt Portfolio                     April 5, 2002
Cash Equivalent Fund               Money Market Portfolio                   April 5, 2002

                                                                         DATE OF INVESTMENT
                                                                             MANAGEMENT
        TRUST/CORPORATION                          FUND                       AGREEMENT
        -----------------                          ----                  ------------------
                                   Government Securities Portfolio          April 5, 2002
                                   Tax-Exempt Portfolio                     April 5, 2002
Investors Cash Trust               Government Securities portfolio          April 5, 2002
                                   Treasury Portfolio                       April 5, 2002
Investors Municipal Cash Fund      Investors Florida Municipal Cash         April 5, 2002
                                   Fund
                                   Investors Michigan Municipal             April 5, 2002
                                   Cash Fund
                                   Investors New Jersey Municipal Cash      April 5, 2002
                                   Fund
                                   Investors Pennsylvania Municipal         April 5, 2002
                                   Cash Fund
                                   Tax-Exempt New York Money                April 5, 2002
                                   Market Fund
Tax-Exempt California Money                                                 April 5, 2002
Market Fund
Scudder Money Funds                Scudder Money Market Fund                April 5, 2002
                                   Scudder Government Money Fund            April 5, 2002
                                   Scudder Tax-Exempt Money Fund            April 5, 2002
Scudder YieldWise Funds            Scudder YieldWise Money Fund             April 5, 2002
                                   Scudder YieldWise Government             April 5, 2002
                                   Money Fund
                                   Scudder YieldWise Municipal              April 5, 2002
                                   Money Fund
Scudder Portfolios                 Scudder Cash Reserves Fund               April 5, 2002